UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2022

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 MacArthur Place, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (855) 361-2262
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange
Depositary Shares each representing a 1/40th interest in a share of 7.00% Non-Cumulative Perpetual Preferred Stock, Series E	BANC PRE	New York Stock Exchange

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 7, 2022, Banc of California, Inc. (the “Company”) and Banc of California, N.A., a wholly owned subsidiary of the Company (the “Bank”) entered into an amended and restated employment agreement with Jared M. Wolff, President and Chief Executive Officer of the Company and the Bank (the “Employment Agreement”), amending certain provisions of Mr. Wolff’s existing employment agreement (the “Prior Employment Agreement”) as further described herein.

As with the Prior Employment Agreement, the Employment Agreement provides for the employment of Mr. Wolff as the President and Chief Executive Officer of the Company and the Bank. As amended, the term of the renewed Employment Agreement commences on March 1, 2022 and has a three year term unless terminated sooner or extended as provided in the Employment Agreement. Pursuant to the Employment Agreement, Mr. Wolff’s annual base salary is raised initially to $875,000 and his long-term equity incentive award under the Company’s equity incentive plan is expected to be based on an annual target grant amount equal to 110% of the rate of annual base salary then in effect.

Except as set forth above, the terms and conditions of the Employment Agreement are substantially the same as the terms and conditions of the Prior Employment Agreement.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.
10.1    Amended and Restated Employment Agreement, dated as of February 7, 2022, by and among Banc of California, Inc., Banc of California, N.A. and Jared Wolff
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.
Date: February 8, 2022

/s/ Ido Dotan
Ido Dotan
Executive Vice President, General Counsel and Corporate Secretary

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